UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2023

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we” or “us” refer to AgeX Therapeutics, Inc.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2023, Dr. Michael H. May informed us that he does not intend to stand for re-election as a director at our next annual meeting of stockholders, which is expected to be held during December of this year. Dr. May is President and Chief Executive Officer of CCRM (Centre for Commercialization of Regenerative Medicine) and of CCRM Enterprises Inc., the investment arm of CCRM. Dr. May informed AgeX that his decision was due to his need to reduce commitments to external activities, and that his decision was not because of a disagreement with AgeX on any matter relating to AgeX’s operations, policies, or practices.

Dr. May is a member of the following committees of the Board of Directors: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee.

A copy of Dr. May’s resignation letter is filed as Exhibit 17 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
17	Correspondence on departure of director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: September 8, 2023	By:	/s/ Andrea E. Park
Chief Financial Officer